Exhibit 99.1

COMPASSIONATE CARE HOSPICE GROUP, INC.

AND SUBSIDIARIES AND AFFILIATES

Consolidated and Combined Financial Statements

and Supplementary Information

Years Ended December 31, 2017 and 2016

COMPASSIONATE CARE HOSPICE GROUP, INC.

AND SUBSIDIARIES AND AFFILIATES

Contents

Independent Auditor’s Report	3-4

Consolidated and Combined Financial Statements

Balance Sheets as of December 31, 2017 and 2016	5

Statements of Income for the Years Ended December 31, 2017 and 2016	6

Statements of Stockholders’ Equity for the Years Ended December 31, 2017 and 2016	7

Statements of Cash Flows for the Years Ended December 31, 2017 and 2016	8

Notes to Financial Statements	9-18

Supplementary Information

Combining Balance Sheet Schedule as of December 31, 2017	19

Combining Schedule of Income as of December 31, 2017	20

Independent Auditor’s Report

The Board of Directors

Compassionate Care Hospice Group, Inc.

and Subsidiaries and Affiliates

Parsippany, New Jersey

We have audited the accompanying consolidated and combined financial statements of Compassionate Care Hospice Group, Inc. and Subsidiaries and Affiliates (collectively referred to as the Company), which comprise the consolidated and combined balance sheets as of December 31, 2017 and 2016, and the related consolidated and combined statements of income, stockholders’ equity and cash flows for the years then ended, and the related notes to the consolidated and combined financial statements.

Management’s Responsibility for the Consolidated and Combined Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated and combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated and combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated and combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated and combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated and combined financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated and combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated and combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated and combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated and combined financial statements referred to above present fairly, in all material respects, the financial position of Compassionate Care Hospice Group, Inc. and Subsidiaries and Affiliates as of December 31, 2017 and 2016, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter Regarding Restatement

As discussed in Note 3, the accompanying consolidated and combined financial statements have been restated as of December 31, 2017 and 2016 and for each of the years then ended. Our opinion is not modified with respect to this matter.

Other Matter

Report on Supplementary Information

Our audit was conducted for the purpose of forming an opinion on the consolidated and combined financial statements as a whole. The accompanying combining balance sheet schedule and combining schedule of income for the year ended December 31, 2017 are presented for purposes of additional analysis and are not a required part of the basic consolidated and combined financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the consolidated and combined financial statements. The information has been subjected to the auditing procedures applied in the audits of the consolidated and combined financial statements, and subjected to certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the basic consolidated and combined financial statements, and to the basic consolidated and combined financial statements themselves, and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the consolidated and combined financial statements as a whole.

/s/ BDO USA, LLP

August 31, 2018, except for the revisions described in the reissuance of consolidated and combined financial statement in Note 3, as to which the date is April 16, 2019

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

CONSOLIDATED AND COMBINED BALANCE SHEETS

December 31,	2017 (Restated)	2016 (Restated)
Assets
Current
Cash and cash equivalents	$24,015,044	$6,481,124
Patient accounts receivable, less estimated allowance for uncollectible accounts of $33,990,617 and $23,732,049, respectively	38,016,265	37,154,135
Prepaid expenses and other current assets	2,108,286	867,949

Total Current Assets	64,139,595	44,503,208
Property and Equipment, Net	219,959	84,300

Total Assets	$64,359,554	$44,587,508

Liabilities and Stockholders’ Equity
Liabilities
Accounts payable and accrued expenses	$11,740,711	$12,786,325
Accrued salaries, benefits and other payroll liabilities	4,500,455	4,462,911
Self-insured liability	768,000	704,000
Deferred tax liability	404,252	183,333
Income tax payable	743,935	189,416
Due to third-party payors	11,940,323	13,966,463

Total Liabilities	30,097,676	32,292,448

Commitments and Contingencies (Note 8)
Stockholders’ Equity
Common Stock:
Class A, no par value; 100 shares authorized; 100 shares issued and outstanding	100	100
Class B, no par value; 900 shares authorized; 900 shares issued and outstanding	900	900
Retained earnings	37,352,669	15,965,713
Noncontrolling Interest in Affiliates	(3,091,791)	(3,671,653)

Total Stockholders’ Equity and Noncontrolling Interest	34,261,878	12,295,060

Total Liabilities, Stockholders’ Equity and Noncontrolling Interest	$64,359,554	$44,587,508

See accompanying notes to consolidated and combined financial statements.

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

CONSOLIDATED AND COMBINED STATEMENTS OF INCOME

Year ended December 31,	2017 (Restated)	2016 (Restated)
Operating Revenue
Net patient service revenue	$204,181,571	$186,168,825
Less: provision for uncollectibles, net	(2,140,452)	(1,996,901)

Total Operating Revenue	202,041,119	184,171,924

Expenses
General and administrative	27,681,152	25,679,903
Salaries and wages	114,342,577	109,573,127
Supplies and other expenses	30,650,997	29,824,881
Rent expense	3,347,605	3,264,804

Total Expenses	176,022,331	168,342,715

Total Operating Income	26,018,788	15,829,209

Non-Operating Expenses
Depreciation and amortization	(52,986)	(18,147)
Interest expense	(152,781)	(194,688)

Total Non-Operating Expense	(205,767)	(212,835)

Income Before Taxes	25,813,021	15,616,374
Income tax expense	(775,438)	(378,897)

Net Income	25,037,583	15,237,477
Net Income Attributable to Noncontrolling Interests	1,725,672	1,059,785

Net Income Attributable to Compassionate Care Hospice Group, Inc.	$23,311,911	$14,177,692

See accompanying notes to consolidated and combined financial statements.

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

CONSOLIDATED AND COMBINED STATEMENTS OF STOCKHOLDERS’ EQUITY

Years ended December 31, 2017 and 2016	(Restated)
	Class A Common Stock	Class B Common Stock	Retained Earnings	Noncontrolling Interest in Affiliates	Total
Balance, January 1, 2016	$100	$900	$3,680,262	$(4,522,268)	$(841,006)
Net income	—	—	14,177,692	1,059,785	15,237,477
Capital distributions	—	—	(1,892,241)	(209,170)	(2,101,411)

Balance, December 31, 2016	100	900	15,965,713	(3,671,653)	12,295,060
Net income	—	—	23,311,911	1,725,672	25,037,583
Capital distributions	—	—	(1,924,955)	(1,145,810)	(3,070,765)

Balance, December 31, 2017	$100	$900	$37,352,669	$(3,091,791)	$34,261,878

See accompanying notes to consolidated and combined financial statements.

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS

Year ended December 31,	2017 (Restated)	2016 (Restated)
Cash Flows from Operating Activities
Net income	$25,037,583	$15,237,477
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for uncollectibles	10,258,568	1,996,901
Depreciation and amortization	52,986	18,147
Changes in operating assets and liabilities:
Increase in assets:
Patient accounts receivable	(11,120,698)	(15,458,474)
Prepaid expenses and other current assets	(1,240,337)	(234,201)
Increase (decrease) in liabilities:
Accounts payable and accrued expenses	(1,045,614)	(1,729,708)
Self-insured liability	64,000	704,000
Accrued salaries, benefits and other payroll liabilities	37,544	122,491
Deferred tax liability	220,919	216,025
Income tax payable	554,519	189,416
Due to third-party payors	(2,026,140)	223,999

Net cash provided by operating activities	20,793,330	1,286,073

Cash flows from Investing Activities
Purchase of property and equipment	(188,645)	(112,114)
Purchase of interest in affiliate	(1,062,500)	—

Net cash used in investing activities	(1,251,145)	(112,114)

Cash Flows from Financing Activities Capital Distributions	(2,008,265)	(2,101,411)

Net increase (decrease) in cash and cash equivalents	17,533,920	(927,452)
Cash and cash equivalents, beginning of year	6,481,124	7,408,576

Cash and cash equivalents, end of year	$24,015,044	$6,481,124

See accompanying notes to consolidated and combined financial statements.

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

1. Description of the Organization

Compassionate Care Hospice Group, Inc. (CCH Group) was incorporated in the State of Florida on September 21, 2015. The purpose of CCH Group is to be a holding company for its subsidiaries. CCH Group, along with its wholly owned subsidiaries and affiliates (collectively referred to as the Company), offer hospice and palliative care throughout the country. The Company is committed to providing the highest quality care to patients and their families.

CCH Group’s capital structure includes two classes of Common Stock: Class A Voting Common Stock and Class B Non-Voting Common Stock.

2. Principles of Consolidation and Combination

These consolidated and combined financial statements include the accounts of CCH Group, its consolidated wholly-owned subsidiaries and affiliates combined under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 810-10-55-1B, “Combined Financial Statements.” All significant intercompany accounts and transactions have been eliminated in the accompanying consolidated and combined financial statements.

The wholly-owned subsidiaries of CCH Group consolidated within these financial statements are as follows:

•	Compassionate Care Hospice of Delaware, LLC

•	Compassionate Care Hospice of the Delmar Peninsula, LLC

•	Compassionate Care Hospice of Central Georgia, LLC

•	Compassionate Care Hospice of Northern Georgia, LLC

•	Compassionate Care Hospice of Savannah, LLC

•	Compassionate Care Hospice of Illinois, LLC

•	Compassionate Care Hospice of Kansas City, LLC

•	Compassionate Care Hospice of Central Louisiana, LLC

•	Compassionate Care Hospice of Massachusetts, LLC

•	Compassionate Care Hospice of Michigan, LLC

•	Compassionate Care Hospice of Minnesota, LLC

•	Compassionate Care Hospice of Southern Mississippi, LLC

•	Pathways to Compassion, LLC

•	Compassionate Care Hospice of New Hampshire, LLC

•	Compassionate Care Hospice of Clifton, LLC

•	Compassionate Care Hospice of Marlton, LLC

•	Compassionate Care Hospice of Northern NJ, LLC

•	Compassionate Care Hospice of Ohio, LLC

•	Compassionate Care Hospice, Inc.

•	Compassionate Care Hospice of Gwynedd, Inc.

•	Compassionate Care Hospice of Northwestern Pennsylvania, LLC

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

•	Compassionate Care Hospice of South Carolina, LLC

•	Compassionate Care Hospice of The Midwest, LLC

•	Compassionate Care Hospice of Bryan Texas, LLC

•	Compassionate Care Hospice of Central Texas, LLC

•	Compassionate Care Hospice of Houston, LLC

•	Compassionate Care Hospice of North Texas, LLC

•	Compassionate Care Hospice of Southeastern Texas, LLC

•	Compassionate Care Hospice of The Chesapeake Bay, LLC

•	Compassionate Care Hospice of Wisconsin, LLC

The affiliates of CCH Group combined within these financial statements are as follows:

•	Pathways to Compassion of California, LLC

•	Compassionate Care Hospice of New York, LLC

•	Compassionate Care Hospice of Central Florida, Inc.

•	Compassionate Care Hospice of Miami Dade and the Florida Keys, Inc.

•	Compassionate Care Hospice of Lake and Sumter, Inc.

3. Summary of Significant Accounting Policies

Basis of Presentation

The consolidated and combined financial statements of the Company have been prepared on the accrual basis and conform to accounting principles generally accepted in the United States of America (U.S. GAAP). In the consolidated and combined balance sheet, assets and liabilities are presented in order of liquidity or conversion to cash and their maturity resulting in the use of cash, respectively.

Restatement

The consolidated and combined financial statements for the years ended December 31, 2017 and 2016 are being restated due to the following:

Corporate Integrity Agreement/Overpayment

In connection with a settlement agreement with the U.S. Department of Justice, on January 30, 2015, the Company entered into a corporate integrity agreement (CIA) with the Office of Inspector General—Health and Human Services (OIG). The CIA requires that the Company report substantial overpayments that the Company discovers it has received from federal health care programs, as well as probable violations of federal health care laws.

In accordance with the CIA, in 2017, the Company reported to the OIG overpayments in the amount of $2,422,636. $956,373 of the revenue associated with the overpayments was recognized during the year ended December 31, 2015 and $1,466,263 was recognized during the year ended December 31, 2016. The balance due was subsequently paid during the three-month period ended March 31, 2019. The consolidated and combined financial statements for the years ended December 31, 2017 and 2016 are being restated to reflect a reduction to net patient service revenue and an increase to amounts due to third party payors.

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

Medicare Hospice CAP

Medicare hospice is subject to an inpatient cap limit and an overall payment cap for each of their provider numbers. The Company monitors these caps and estimates amounts due back to Medicare if a cap has been exceeded. The initial calculations of the amounts due back to Medicare for caps were incomplete for the years ended December 31, 2017 and 2016. The consolidated and combined financial statements for the years ended December 31, 2017 and 2016 are being restated to reflect a reduction to net patient service revenue and an increase to amounts due to third party payors totaling $236,403 and $1,336,266, respectively.

In addition, the cap amounts previously reflected in the consolidated and combined financial statements for the years ended December 31, 2017 and 2016 were incorrectly recorded as an increase to general and administrative expenses rather than a reduction to net patient service revenue. As a result, the consolidated and combined financial statements for the years ended December 31, 2017 and 2016 are being restated to reduce net patient service revenue and to reduce general and administrative expenses by $1,612,238 and $736,207, respectively.

Hospice Room and Board

Hospice room and board expenses and the related reimbursements associated with these expenses should be recorded net within the statement of income. In the Company’s historical financial records, these amounts were reported gross within net patient service revenue and supplies and other expenses. The consolidated and combined statements of income for the years ended December 31, 2017 and 2016 are being restated to reflect a reduction to both net patient service revenue and supplies and other expenses totaling $33,289,795 and $31,478,527, respectively.

Paid Time Off (PTO) Accrual

There was an error in the PTO accrual for the year ended December 31, 2017. The consolidated and combined financial statements for the year ended December 31, 2017 are being restated to reflect a reduction in salaries and wages expenses and accrued salaries, benefits and other payroll liabilities totaling $884,537.

Loss on Repurchase of Interest in Affiliate

As of December 31, 2016, Pathways to Compassion of California, LLC (PCC) had a 50% ownership interest in Compassionate Care Hospice of Los Angeles, LLC (CCHLA). The remaining 50% interest was controlled by a non-affiliated company. During 2017, PCC completed the purchase of the remaining 50% ownership interest in CCHLA. The difference between the absorbed equity balance and the purchase price was recognized as a reduction to net patient service revenue. The consolidated and combined financial statements for the year ended December 31, 2017 are being restated to reflect an increase to net patient service revenue and an adjustment to equity totaling $1,062,500.

Impact of Restatement

The following table presents the impacted line items of the Company’s consolidated and combined balance sheets as previously reported, restatement adjustments and as restated as of December 31, 2017 and 2016:

December 31,	2017			2016
	As Reported	Adjustments	As Restated	As Reported	Adjustments	As Restated
Accrued salaries, benefits and other payroll liabilities	$5,384,992	$(884,537)	$4,500,455	$4,462,911	$—	$4,462,911
Deferred tax liability	403,448	804	404,252	311,824	(128,491)	183,333
Income tax payable	892,486	(148,551)	743,935	189,416	—	189,416
Due to third-party payors	7,945,018	3,995,305	11,940,323	10,207,561	3,758,902	13,966,463
Retained earnings	39,671,036	(2,318,367)	37,352,669	19,413,051	(3,447,338)	15,965,713
Noncontrolling interest in affiliates	(2,447,137)	(644,654)	(3,091,791)	(3,488,580)	(183,073)	(3,671,653)

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

The following table presents the impacted line items of the Company’s consolidated and combined statements of income as previously reported, restatement adjustments and as restated for the years ended December 31, 2017 and 2016:

Year ended December 31,	2017			2016
	As Reported	Adjustments	As Restated	As Reported	Adjustments	As Restated
Total Operating Revenue	$236,117,055	$(34,075,936)	$202,041,119	$219,189,187	$(35,017,263)	$184,171,924
Expenses—General and administrative	29,293,390	(1,612,238)	27,681,152	26,416,110	(736,207)	25,679,903
Expenses—Salaries and wages	115,227,114	(884,537)	114,342,577	109,573,127	—	109,573,127
Expenses—Supplies and other expenses	63,940,792	(33,289,795)	30,650,997	61,303,408	(31,478,527)	29,824,881
Total Operating Income	24,308,154	1,710,634	26,018,788	18,631,738	(2,802,529)	15,829,209
Income tax expense	(794,694)	19,256	(775,438)	(474,696)	95,799	(378,897)
Net Income	23,307,693	1,729,890	25,037,583	17,944,207	(2,706,730)	15,237,477
Net Income Attributable to Noncontrolling Interests	1,124,753	600,919	1,725,672	1,242,858	(183,073)	1,059,785
Net Income Attributable to Compassionate Care Hospice Group, Inc.	22,182,940	1,128,971	23,311,911	16,701,349	(2,523,657)	14,177,692

The following table presents the impacted line items of the Company’s consolidated and combined statements of stockholders’ equity as previously reported, restatement adjustments and as restated for the years ended December 31, 2017 and 2016:

Year ended December 31,	2017			2016
	As Reported	Adjustments	As Restated	As Reported	Adjustments	As Restated
Retained Earnings—Balance January 1	$19,413,051	$(3,447,338)	$15,965,713	$4,603,943	$(923,681)	$3,680,262
Retained Earnings—Net income (loss)	22,182,940	1,128,971	23,311,911	16,701,349	(2,523,657)	14,177,692
Noncontrolling Interest in Affiliates—Net income (loss)	1,124,753	600,919	1,725,672	1,242,858	(183,073)	1,059,785
Noncontrolling Interest in Affiliates—Capital distributions	(83,310)	(1,062,500)	(1,145,810)	(209,170)	—	(209,170)

The following table presents the impacted line items of the Company’s consolidated and combined statements of cash flows as previously reported, restatement adjustments and as restated for the years ended December 31, 2017 and 2016:

Year ended December 31,	2017			2016
	As Reported	Adjustments	As Restated	As Reported	Adjustments	As Restated
Net income	$23,307,693	$1,729,890	$25,037,583	$17,944,207	$(2,706,730)	$15,237,477
Loss on purchase of interest in affiliate	1,062,500	(1,062,500)	—	—	—	—
Changes in operating assets and liabilities:
Accrued salaries, benefits and other payroll liabilities	922,081	(884,537)	37,544	122,491	—	122,491
Deferred tax liability	91,624	129,295	220,919	311,824	(95,799)	216,025
Income tax payable	703,070	(148,551)	554,519	189,416	—	189,416
Due to third-party payors	(2,262,543)	236,403	(2,026,140)	(2,578,530)	2,802,529	223,999

Cash and Cash Equivalents

The Company considers all highly liquid financial instruments with original maturity dates of three months or less from the date purchased to be cash equivalents.

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

Financial instruments that potentiality subject the Company to concentration of credit risk consist primarily of cash and cash equivalents in excess of Federal Deposit Insurance Corporation (FDIC) insurance limits. At various times during the year, the Company may have cash deposits at financial institutions in excess of FDIC insurance limits. These financial institutions have strong credit ratings and management believes that credit risk related to these accounts is minimal.

Use of Estimates

The preparation of consolidated and combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of the contingent assets and liabilities at the date of the consolidated and combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates used by management in the preparation of these consolidated and combined financial statements.

Patient Accounts Receivable, Net

Patient accounts receivable, net is recorded at the reimbursed or contracted amount due from Medicare, Medicaid, other third-party payors and patients and do not bear interest. The allowance for uncollectible accounts is management’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. Management determines the allowance based on historical write-off experience and reviews the adequacy of the allowance for uncollectible accounts periodically. Past due balances are reviewed individually for collectability. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

Property and Equipment

Property and equipment are stated at cost. Expenditures for additions, renewals and betterments are capitalized, while expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is computed on the straight-line method over the estimated useful lives of the assets. The estimated useful lives of various asset classes are as follows:

Furniture and fixtures	5-7 years
Equipment	3-7 years
Software	5 years

Leasehold improvements are amortized over the lesser of the term of the lease or the estimated useful lives of the improvements.

Impairment of Long-Lived Assets

Management assesses whether the value of the long-lived assets may be impaired whenever events or changes in the circumstances indicate that the carrying amount of an asset may not be recoverable. The value of long-lived assets may be impaired if management’s estimate of the aggregate, undiscounted future cash flows to be generated from the use or disposition of a long-lived asset are less than the carrying value of the asset. Based on management’s judgment, no such indicators of impairment have occurred.

Revenue Recognition

Net patient service revenue is recognized in the period services are performed and consists primarily of net patient service revenue that is reported at estimated net realizable amounts. Retroactive adjustments are considered in the recognition of revenue on an estimated basis in the period the related services are rendered, and such amounts are adjusted in future periods as adjustments become known or as years are no longer subject to such audits, reviews, and investigations.

Charity Care

The Company provides care to patients who meet certain criteria under its charity care policy without charge or at amounts less than its established rates. Because the Company does not pursue collection of amounts determined to qualify as charity care, they are not reported as revenue.

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

Income Taxes

CCH Group is an S corporation and all wholly owned subsidiaries are disregarded for federal income tax purposes. As a result, the income of these entities passes through to the tax returns of the respective owners for federal income tax purposes. CCH Group and all wholly owned subsidiaries are taxed at the entity level by certain state jurisdictions and the related tax is included as a component of income tax expense in the consolidated and combined statements of income.

Related affiliates Compassionate Care Hospice of Central Florida, Inc., Compassionate Care Hospice of Miami Dade and the Florida Keys, Inc., and Compassionate Care Hospice of Lake and Sumter, Inc. combined within the financial statements account for income taxes in accordance with ASC 740, “Income Taxes,” which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated and combined financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the temporary differences between the financial statement and income tax bases using presently enacted tax rates in effect. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

The Company adopted certain provisions of ASC 740, which clarifies the accounting for uncertainty in income taxes. This pronouncement prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Company has not taken an unsubstantiated tax position that would require provision of a liability under ASC 740. The Company’s policy is to classify all interest and penalties related to uncertain tax positions as a component of income tax expense in the consolidated and combined statements of income.

Noncontrolling Interest

In accordance with U.S. GAAP, the Company reports noncontrolling interest, sometimes referred to as minority interest, as part of stockholders’ equity in the consolidated and combined balance sheet. Furthermore, the Company reports the changes in the stockholders’ equity of both the controlling and noncontrolling interests, for all periods presented, in the consolidated and combined statements of stockholders’ equity.

As of December 31, 2016, Pathways to Compassion of California, LLC (PCC) had a 50% ownership interest in Compassionate Care Hospice of Los Angeles, LLC (CCHLA). The remaining 50% interest was controlled by a non-affiliated company. During 2017, PCC completed the purchase of the remaining 50% ownership interest in CCHLA. As a result, PCC eliminated the increase in investment and the increase in members’ equity for combination purposes. The difference between the absorbed equity balance and purchase price was recognized as an adjustment to equity.

Concentration of Credit Risk

The Company operates in over 20 states nationwide. The Company grants credit without collateral to its patients, most of whom are local residents and are insured under various third-party payor agreements.

The mix of receivables from patients and third-party payors is as follows:

December 31,	2017	2016
Medicare	54%	59%
Medicaid	34	29
Self and other third-party payors	12	12

	100%	100%

Accounting Pronouncements Issued but Not Yet Adopted

Revenue Recognition

In May 2014, the FASB issued Accounting Standards Update (ASU) 2014-09, “Revenue from Contracts with Customers (Topic 606),” which is a comprehensive new revenue recognition standard that will supersede existing revenue recognition guidance.

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The FASB issued ASU 2015-14, which deferred the effective date for the Company until annual periods beginning after December 15, 2018. Earlier adoption is permitted subject to certain limitations. The amendments in this update are required to be applied retrospectively to each prior reporting period presented or with the cumulative effect being recognized at the date of initial application. Management is currently evaluating the impact of this ASU on its consolidated and combined financial statements.

Accounting for Leases

In February 2016, the FASB issued ASU 2016-02, “Accounting for Leases,” which applies a right-of-use (ROU) model that requires a lessee to record, for all leases with a lease term of more than 12 months, an asset representing its right to use the underlying asset and a liability to make lease payments. For leases with a term of 12 months or less, a practical expedient is available whereby a lessee may elect, by class of underlying asset, not to recognize an ROU asset or lease liability. At inception, lessees must classify all leases as either finance or operating based on five criteria. Balance sheet recognition of finance and operating leases is similar, but the pattern of expense recognition in the income statement, as well as the effect on the consolidated and combined statement of cash flows, differs depending on the lease classification. In addition, lessees and lessors are required to provide certain qualitative and quantitative disclosures to enable users of financial statements to assess the amount, timing, and uncertainty of cash flows arising from leases. The amendments are effective for fiscal years beginning after December 15, 2019. Management is currently evaluating the impact of this ASU on its consolidated and combined financial statements.

4. Net Patient Service Revenue and Third-Party Reimbursement

Hospice Medicare Revenue

Revenue is recorded on an accrual basis based upon the date of service at amounts equal to the estimated reimbursement rates. The estimated reimbursement rates are daily or hourly rates for each of the four levels of care delivered by the Company: routine care, general inpatient care, continuous home care and respite care. Beginning January 1, 2016, the Center for Medicare and Medicaid Services (CMS) has provided for two separate payment rates for routine care: payments for the first 60 days of care and care beyond 60 days. In addition to the two new routine rates, beginning January 1, 2016, Medicare is also reimbursing for a service intensity add-on (SIA). The SIA is based on visits made in the last seven days of life by a registered nurse or medical social worker for patients in a routine level of care.

The Company adjusts Medicare revenue for an inability to obtain appropriate billing documentation or acceptable authorizations and other reasons unrelated to credit risk. These amounts are estimated based on historical experience inclusive of the Company’s historical collection rate on Medicare claims, and are recorded during the period services are rendered as an estimated revenue adjustment and as a reduction to net patient accounts receivable.

Additionally, Medicare hospice is subject to an inpatient cap limit and an overall payment cap for each of their provider numbers. The Company monitors these caps and estimates amounts due back to Medicare if in fact a cap has been exceeded. These amounts are reported as a reduction to revenue and an increase to third-party payor liabilities. As of December 31, 2017 and 2016, the Company has recorded $2,706,275 and $1,876,613, respectively, related to the Medicare cap liability.

In addition to the Medicare cap liability, amounts related to government settlements are also recorded as a reduction to revenue and an increase to amounts due to third-party payors. As of December 31, 2017 and 2016, the Company has recorded $9,234,048 and $12,089,850, respectively, related to government settlements.

Hospice Non-Medicare Revenue

The Company records revenue on an accrual basis based upon the date of service at amounts equal to our established rates or estimated per day rates, as applicable. Contractual adjustments are recorded for the difference between the Company’s established rates and the amounts estimated to be realizable from patients, third parties and others for service provided and are deducted from the gross revenue to determine net patient service revenue and net patient accounts receivable.

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

5. Property and Equipment, Net

Property and equipment, net and accumulated depreciation are summarized as follows:

December 31,	2017	2016
Property and equipment	$296,116	$282,831
Less: accumulated depreciation and amortization	(76,157)	(198,531)

Property and Equipment, Net	$219,959	$84,300

During 2017 and 2016, the Company wrote off $175,360 and $0, respectively, for fully depreciated assets.

Depreciation expense was $52,986 and $18,147 for the years ended December 31, 2017 and 2016.

6. Income Taxes

The Company’s income taxes expense for 2017 and 2016 consists of the following:

December 31,	2017	2016
Current Tax Expense
Federal	$—	$—
State	554,518	189,416

Current Tax Expense	554,518	189,416

Deferred Tax Expense
Federal	—	(131,245)
State	220,920	320,726

Deferred Tax Expense	220,920	189,481

Total Income Tax Expense	$775,438	$378,897

At December 31, 2017 and 2016, deferred taxes reflect the net tax effect of temporary differences between the financial reporting and tax basis of assets and liabilities and are primarily attributable to the following:

December 31,	2017	2016
Deferred Tax Assets
Accounts payable	$996,562	$1,140,023
Depreciation	2,720	2,720
Net operating losses	1,739,459	1,399,341

Total Deferred Tax Assets	2,738,741	2,542,084
Less: valuation allowance	(596,728)	(817,580)

Net Deferred Tax Assets	$2,142,013	$1,724,504

Deferred Tax Liabilities
Accounts receivable	$(2,209,147)	$(1,880,099)
Prepaid expenses	(337,118)	(27,738)

Total Deferred Tax Liability	(2,546,265)	(1,907,837)

Net Deferred Tax Liability	$(404,252)	$(183,333)

The difference between the provision for income taxes and taxes computed using the statutory income tax rate results primarily from the effect of certain state taxes imposed on CCH Group and its wholly owned limited liability subsidiaries and certain federal and state taxes imposed on related affiliated corporations.

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

The related affiliated corporations have federal and state net operating losses of $6,863,123 which begin to expire in 2036. The Company has provided for a full valuation allowance against the net deferred tax assets of the affiliated corporations, as the Company has determined it is more likely than not that they will not be realized.

As of December 31, 2017 and 2016, the Company does not believe it has any uncertain tax positions that would require either recognition or disclosure in the accompanying consolidated and combined financial statements. The Company files in federal and certain state jurisdictions of which have varying statutes of limitations subject to exam by taxing authorities. The Company does not have any open federal or state exams as of December 31, 2017 and 2016.

7. Employee Benefit Plan

The Company sponsors a contributory 401(k) plan covering substantially all employees. For the years ended December 31, 2017 and 2016, other than Internal Revenue Service contribution limitations, there were no plan-imposed limits on employee elected deferrals. The Company does not match employee contributions to the plan but may make other types of qualified non-elective contributions.

8. Commitments and Contingencies

Self-Insured

The Company self-insures a portion of certain insurable risks consisting of employee medical and prescription claims. The Company records its estimated ultimate liability for reported claims plus an estimate for claims incurred but not reported. Accruals for self-insurance claims are included in accounts payable and accrued expenses and, as of December 31, 2017 and 2016, the estimated claims incurred but not reported were $768,000 and $704,000, respectively.

Litigation

The Company is involved in various other claims and legal actions arising in the ordinary course of business. In the opinion of management and the Company’s legal counsel, the ultimate disposition of these matters will not have a material adverse effect on the Company’s financial position, results of operations or liquidity.

Leases

The Company conducts its operations from facilities that are under noncancelable operating leases, which expire at varying intervals through the year 2022. The Company has also entered into certain operating leases for equipment, which are renewed annually.

The following is a schedule of future minimum rental payments under the above operating leases as of December 31, 2017:

Year ending December 31,
2018	$2,370,544
2019	2,004,058
2020	1,410,974
2021	463,109
2022	169,371

Total	$6,418,056

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

NOTES TO CONSOLIDATED AND COMBINED FINANCIAL STATEMENTS

9. Subsequent Events

The Company has performed subsequent events procedures through August 31, 2018 which is the date the consolidated and combined financial statements were available to be issued and there were no subsequent events requiring adjustment to the consolidated and combined financial statements or disclosures as stated herein, except the following:

In February 2018, CCH Group formed a new wholly-owned subsidiary that provides palliative care in the state of Georgia, and two new wholly-owned subsidiaries that provide hospice and palliative care in the states of Maine and California.

On October 25, 2017, the Company received a letter of intent for the purchase of 100% of the equity interest in Compassionate Care Hospice Group, Inc. and its subsidiaries and affiliates.

Supplementary Information

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

COMBINING BALANCE SHEET SCHEDULE

December 31, 2017
	CCH and Subsidiaries	Pathways to Compassion of California, LLC	Compassionate Care Hospice of Central Florida, Inc.	Compassionate Care Hospice of Miami Dade and the Florida Keys, Inc.	Compassionate Care Hospice of Lake Sumter, Inc.	Compassionate Care Hospice of New York, LLC	Elimination Entries	Total
Assets
Current
Cash and cash equivalents	$23,497,581	$517,448	$—	$—	$15	$—	$—	$24,015,044
Patient accounts receivable, less estimated allowance for uncollectible accounts	30,680,794	1,129,532	882,651	2,204,482	1,491,214	1,627,592	—	38,016,265
Investment in Pathways to Compassion of California, LLC	(12,571)	—	—	—	—	—	12,571	—
Investment in Central Florida/Florida and Lake Sumter	(196,949)	—	—	—	—	—	196,949	—
Intercompany receivables	41,176,644	—	—	—	—	2,519,411	(43,696,055)	—
Prepaid expenses and other current assets	855,238	7,750	11,658	1,186,955	16,158	30,527	—	2,108,286

Total Current Assets	96,000,737	1,654,730	894,309	3,391,437	1,507,387	4,177,530	(43,486,535)	64,139,595

Property and Equipment, Net	219,471	488	—	—	—	—	—	219,959

Total Assets	96,220,208	1,655,218	894,309	3,391,437	1,507,387	4,177,530	(43,486,535)	64,359,554

Liabilities and Stockholders’ Equity
Liabilities
Accounts payable and accrued expenses	9,770,985	164,187	317,866	261,428	216,621	1,009,624	—	11,740,711
Accrued salaries, benefits and other payroll liabilities	3,727,238	58,863	168,750	154,118	165,634	225,852	—	4,500,455
Self-insured liability	768,000	—	—	—	—	—	—	768,000
Deferred tax liability	404,252	—	—	—	—	—	—	404,252
Income tax payable	743,935	—	—	—	—	—	—	743,935
Due to third-party payors	8,482,614	1,027,709	—	—	—	2,430,000	—	11,940,323
Intercompany payables	34,913,854	2,303,994	1,041,684	2,979,943	2,456,580	—	(43,696,055)	—

Total Liabilities	58,810,878	3,554,753	1,528,300	3,395,489	2,838,835	3,665,476	(43,696,055)	30,097,676

Commitments and Contingencies (Note 8)
Stockholders’ Equity
Common Stock:
Class A Common Stock, no par value; 100 shares authorized; 100 shares issued and outstanding	100	—	—	—	—	—	—	100
Class B Common Stock, no par value; 900 shares authorized; 900 shares issued and outstanding	900	—	—	—	—	—	—	900
Retained earnings (accumulated deficit)	37,408,330	(1,899,535)	(633,991)	(4,052)	(1,331,448)	512,054	209,520	34,260,878

Total Stockholders’ Equity	37,409,330	(1,899,535)	(633,991)	(4,052)	(1,331,448)	512,054	209,520	34,261,878

Total Liabilities and Stockholders’ Equity	$96,220,208	$1,655,218	$894,309	$3,391,437	$1,507,387	$4,177,530	$(43,486,535)	$64,359,554

COMPASSIONATE CARE HOSPICE GROUP, INC. AND SUBSIDIARIES AND AFFILIATES

COMBINING SCHEDULE OF INCOME

December 31, 2017
	CCH and Subsidiaries	Pathways to Compassion of California, LLC	Compassionate Care Hospice of Central Florida, Inc.	Compassionate Care Hospice of Miami Dade and the Florida Keys, Inc.	Compassionate Care Hospice of Lake Sumter, Inc.	Compassionate Care Hospice of New York, LLC	Elimination Entries	Total
Operating Revenue
Net patient service revenue	$173,154,859	$3,223,737	$4,828,758	$6,798,167	$5,493,230	$10,682,820	$—	$204,181,571
Less: Provision for uncollectibles, net	(1,605,221)	(172,306)	(60,249)	(94,365)	(17,878)	(190,433)	—	(2,140,452)

Total Operating Revenue	171,549,638	3,051,431	4,768,509	6,703,802	5,475,352	10,492,387	—	202,041,119

Expenses
General and administrative	21,509,527	823,728	547,759	1,218,480	1,753,825	1,827,833	—	27,681,152
Salaries and wages	97,047,017	1,489,940	3,792,046	3,613,476	3,125,675	5,274,423	—	114,342,577
Supplies and other expenses	25,785,839	452,516	795,776	1,310,373	765,987	1,540,506	—	30,650,997
Rent expense	2,959,978	46,618	77,632	53,814	74,561	135,002	—	3,347,605

Total Expenses	147,302,361	2,812,802	5,213,213	6,196,143	5,720,048	8,777,764	—	176,022,331

Total Operating Income (Loss)	24,247,277	238,629	(444,704)	507,659	(244,696)	1,714,623	—	26,018,788

Non-Operating Income (Expense)
Gain (loss) from investment in affiliates	(209,520)	—	—	—	—	—	209,520	—
Depreciation and Amortization	(52,986)	—	—	—	—	—	—	(52,986)
Interest expense	(91,154)	—	—	—	—	(61,627)	—	(152,781)

Total Non-Operating Income (Expense)	(353,660)	—	—	—	—	(61,627)	209,520	(205,767)

Income before Taxes	23,893,617	238,629	(444,704)	507,659	(244,696)	1,652,996	209,520	25,813,021
Income tax expense	(775,438)	—	—	—	—	—	—	(775,438)

Net Income (Loss)	$23,118,179	$238,629	$(444,704)	$507,659	$(244,696)	$1,652,996	$209,520	$25,037,583